SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  March 10, 2004
(Date of earliest event reported)

Commission File No. 333-110283

                    Wells Fargo Asset Securities Corporation
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      Delaware                                          52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                 21703
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Address of principal executive offices                            (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

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              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5. Other Events
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            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Bear, Stearns & Co. Inc. which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits
        ---------------------------------

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
       (99)                                 Computational Materials
                                            prepared by Bear, Stearns & Co.
                                            Inc.  in connection with Wells Fargo
                                            Asset Securities  Corporation,
                                            Mortgage Pass-Through Certificates,
                                            Series 2004-C

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WELLS FARGO ASSET SECURITIES
                                                  CORPORATION

March 10, 2004

                                                   By:  /s/ Patrick Greene
                                                        ------------------------
                                                        Patrick Greene
                                                        Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------
   (99)                   Computational Materials                      E
                          prepared by Bear, Stearns
                          & Co. Inc. and in
                          connection with Wells Fargo Asset
                          Securities Corporation,
                          Mortgage Pass-Through
                          Certificates, Series 2004-C.